                                                                    EXHIBIT 99.3

Slide 1: Integrated Interactivity

Electronic Retailing
(logos) HSN, America's Store, Home Shopping Espanol, Shop Channel, HSN.com, TVSN, Home Shopping Europe

Information & Services
(logos) Ticketmaster, Match.com, Citysearch, HRN, USA ECS, Styleclick, PRC, Expedia, Inc. (transaction pending)

Pro forma for pending Expedia transaction. Includes some companies majority or partially owned by USA.

Prepared 12/17/01 - Read important disclaimer.



Slide 2: Revenue Growth - Operating Businesses
$ in millions

20% Average Annual Growth
CAGR 2000 - 2003

                     2000               $3,005
                    2001E               $3,565
                    2002E               $4,309
                    2003E               $5,170


Source: USA operating budget as furnished to the SEC on October 24, 2001. Pro forma for pending Expedia transaction.

Prepared 12/17/01 - Read important disclaimer.



Slide 3: EBITDA Growth - Operating Businesses
$ in millions

29% Average Annual Growth
CAGR 2000 - 2003

                     2000                $374
                    2001E                $466
                    2002E                $622
                    2003E                $802

Source: USA operating budget as furnished to the SEC on October 24, 2001. Pro forma for pending Expedia transaction.

Prepared 12/17/01 - Read important disclaimer.



Slide 4: Margin Expansion - Operating Businesses

                     2000                12.4%
                    2001E                13.1%
                    2002E                14.4%
                    2003E                15.5%

Source: USA operating budget as furnished to the SEC on October 24, 2001. Pro forma for pending Expedia transaction.

Prepared 12/17/01 - Read important disclaimer.



Slide 5: Diverse Business Mix


Electronic Retailing                           51%
Ticketing                                      16%
Online Hotel Reservations                      14%
Online Travel                                   8%
Cityguides                                      1%
Personals                                       1%
Commerce Services                               9%

Source: USA operating budget as furnished to the SEC on October 24, 2001. Pro forma for pending Expedia transaction.

Prepared 12/17/01 - Read important disclaimer.



Slide 6: Where the World is Going
Revenue Through the Screen
Television and Internet Consumer-related Revenues (U.S.)

                                                  Subscriptions
                     Advertising     Transactions     / Fees        Total
               2000          80%              11%         9%            $47 B
               2005          45%              39%        16%           $134 B
               2010          25%              61%        15%           $275 B

Compiled estimates per MSDW, Jupiter, Shop.org, McCann Erickson, Zenith Media, Paul Kagan, Prudential, Furman Selz, PaineWebber, SSB, and Forrester.

Prepared 12/17/01 - Read important disclaimer.

Slide 7: Leading in Growth Categories

(pie chart - largest to smallest slices):
USA businesses: Travel, Computer Hardware Software & Electronics, TV Elec. Retailing, Other Commerce, Mass Merch., Apparel, Home / Office, Event Tickets, Personals
Other businesses: Financial Services, Auctions, Books, Music & Video, Flowers & Cards, Jobs Classifieds, Automobile, Real Estate Classifieds

Source: Shop.org, Jupiter, MSDW , Prudential, Furman Selz, Painewebber, SSB, SEC filings and Match.com and other internal estimates.

Prepared 12/17/01 - Read important disclaimer.



Slide 8: 9% of Transactions through Screen
USA's Share of Interactive Commerce
Gross value of transactions

(bar chart):
Today = 9%
Goal = 20%

Compiled estimates per MSDW, Jupiter, Shop.org, McCann Erickson, Zenith Media, Paul Kagan, Prudential, Furman Selz, PaineWebber, SSB, and Forrester. Pro forma for pending Expedia transaction.

Prepared 12/17/01 - Read important disclaimer.



Slide 9: 2nd Most Profitable in Online Commerce
5 Profitable Internet Businesses
Estimated 2002E EBITDA ($ in millions)

eBay  -  $368
USA -  $250
TMP Inter. - $182
iQVC - $123
Amazon - $93
Yahoo - $69
Travelocity - $41
1800Flowers - $25
Priceline - $12

Homestore - $10
CNET - ($19)
Terra-Lycos - ($75)

(logos) Expedia, Inc. (transaction pending), Match.com, HSN.com,
Ticketmaster.com, Hotel Reservations Network

USA Internet Commerce Group consists of HSN.com, Hotel Reservations Network, Ticketmaster.com, Match.com and Expedia (transaction pending). Unaudited estimates for other companies based on various analyst reports.

Prepared 12/17/01 - Read important disclaimer.



Slide 10: Massive Infrastructure

Retail value of transactions     $8 billion
Inbound phone minutes             1 billion
Orders processed                 83 million
Credit card transactions         68 million
Items shipped                    40 million
Customer service centers         30
Fulfillment centers square feet  2.5 million
Customer database                65 million

Unaudited estimates and pro forma for pending Expedia transaction. Includes data for companies majority owned by USA. Operating estimates for the next twelve months.

Prepared 12/17/01 - Read important disclaimer.


Slide 11: Leading Consumer Brands

(logo) HSN - On-air / online retail
(logo) Ticketmaster - Online ticketing
(logo) Citysearch.com - Online city guides
(logo) Match.com - Online paid personals
(logo) Hotel Reservations Network - Online hotels
(logo) Expedia, Inc. (transaction pending) - Online travel agent / packaged vacations

Prepared 12/17/01 - Read important disclaimer.


Slide 12: Direct Marketing = Huge Upside

Customer Database = 65 mm Names
- (logo) Expedia, Inc. (transaction pending)
- (logo) USA ECS
- (logo) Home Shopping Network
- (logo) HSN.com
- (logo) Match.com
- (logo) ReserveAmerica
- (logo) Ticketmaster
- (logo) Citysearch.com

Prepared 12/17/01 - Read important disclaimer.

Slide 13: Important

   This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. Information contained herein about entities other than USAi has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than previously announced pending acquisitions. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public as of the date hereof.

Prepared 12/17/01 - Read important disclaimer.



Slide 14: Important

   USA Networks, Inc. ("USA") and Expedia, Inc. ("Expedia") have filed a joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY AND INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention:
   Investor Relations.

Prepared 12/17/01 - Read important disclaimer.



Slide 15:  Important

   USA will file a proxy statement and other relevant documents concerning USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019,
   Attention: Investor Relations.

   USA and its directors and officers may be deemed to be participants in the solicitation of proxies from USA shareholders to adopt the agreement providing for USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal. A detailed list of the names and interests of USA's directors and executive officers is contained in the definitive proxy statement on Schedule 14A filed by USA with the SEC on April 9, 2001. Copies of USA filings may be obtained free of charge at the SEC's website at www.sec.gov.

Prepared 12/17/01--Read important disclaimer.